                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         Columbia Sportswear Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                          COLUMBIA SPORTSWEAR COMPANY
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2001

To the Shareholders of Columbia Sportswear Company:

     The annual meeting of the shareholders of Columbia Sportswear Company, an Oregon corporation, will be held at 2:00 p.m., Pacific Time, on Thursday, May 17, 2001, at the Hilton Hotel at 921 SW 6th Avenue, Portland, Oregon for the following purposes:

     1. Electing seven directors to serve for the following year and until their successors are elected;

     2. Voting on amendments to the 1997 Stock Incentive Plan to increase the number of shares reserved for issuance and to make certain adjustments to the Plan; and

     3. Transacting any other business that properly comes before the meeting.

     Only shareholders of record at the close of business on April 2, 2001 will be entitled to vote at the annual meeting.

     You are requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the meeting in person even if you send in your proxy; retention of the proxy is not necessary for admission to or identification at the meeting.

                                          By Order of the Board of Directors

                                          /s/ TIMOTHY P. BOYLE
                                          Timothy P. Boyle
                                          President, Chief Executive Officer and
                                          Secretary

Portland, Oregon
April 23, 2001

                          COLUMBIA SPORTSWEAR COMPANY
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited on behalf of the Board of Directors of Columbia Sportswear Company, an Oregon corporation, for use at the annual meeting of shareholders to be held on May 17, 2001 and at any adjournment thereof. The annual meeting will be held at 2:00 p.m., Pacific Time, on Thursday, May 17, 2001, at the Hilton Hotel at 921 SW 6th Avenue, Portland, Oregon.

     The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails and the Internet, and officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Company, attention Carl K. Davis, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by voting in person at the meeting. A shareholder who attends the meeting, however, is not required to revoke the proxy and vote in person.

     UPON WRITTEN REQUEST TO TIMOTHY P. BOYLE, SECRETARY, ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT WILL BE PROVIDED, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. THE ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED FROM THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION, AT WWW.SEC.GOV.

     The mailing address of the principal executive offices of the Company is 6600 North Baltimore, Portland, Oregon 97203, and its telephone number is (503) 286-3676. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is April 23, 2001.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Common Stock is the only outstanding authorized voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is April 2, 2001. On that date there were 25,876,386 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

     The following table sets forth certain information regarding the beneficial ownership as of December 31, 2000 of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director or nominee to become director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                SHARES            PERCENTAGE
                   BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)    OF SHARES
                   ----------------                      ---------------------    ----------
Gertrude Boyle.........................................        3,920,496(2)          15.3%
  6600 North Baltimore
  Portland, Oregon 97203
Timothy P. Boyle.......................................       10,538,379(3)          41.0%
  6600 North Baltimore
  Portland, Oregon 97203
Sarah A. Bany..........................................        3,392,996(4)          13.2%
  6600 North Baltimore
  Portland, Oregon 97203

                                                                SHARES            PERCENTAGE
                   BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)    OF SHARES
                   ----------------                      ---------------------    ----------
Don R. Santorufo.......................................          627,435(5)           2.4%
Terry J. Brown.........................................           52,490(6)             *
Robert G. Masin........................................           40,464(7)             *
Murrey R. Albers.......................................           12,589(8)             *
Edward S. George.......................................           22,655(9)             *
Walter T. Klenz........................................              874(10)            *
John Stanton...........................................          135,144(11)            *
All directors and executive officers as a group
  (12 persons).........................................       18,826,474(12)         72.7%

---------------
  *  Less than 1%.

 (1) Shares which the person or group has the right to acquire within 60 days after December 31, 2000 are deemed to be outstanding in calculating the percentage ownership of the person or group but are not deemed to be outstanding as to any other person or group.

 (2) Includes 429,839 shares held in two grantor retained annuity trusts for which Mrs. Boyle is the income beneficiary.

 (3) Includes (a) 175,012 shares held in trust, of which Mr. Boyle's wife is trustee, for the benefit of Mr. Boyle's children, (b) 278 shares held in trust for Mr. Boyle's wife, for which she is trustee, and (c) 12,925 shares in a charitable trust for which Mr. Boyle is a trustee. Mr. Boyle disclaims beneficial ownership of the shares in the charitable trust.

 (4) Includes (a) 118,000 shares held in trust, of which Ms. Bany's husband is trustee, for the benefit of Ms. Bany's children, (b) 637,550 shares held in two grantor retained annuity trusts for which Ms. Bany is the income beneficiary and Ms. Bany's husband and children are beneficiaries of the remainder and (c) 2,915 shares subject to options exercisable within 60 days after December 31, 2000.

 (5) Includes 391,389 shares that vest ratably over five years ending December 31, 2004.

 (6) Consists of 52,490 shares subject to options exercisable within 60 days after December 31, 2000.

 (7) Includes 24,600 shares subject to options exercisable within 60 days after December 31, 2000.

 (8) Includes 9,589 shares subject to options exercisable within 60 days after December 31, 2000.

 (9) Includes 13,055 shares subject to options exercisable within 60 days after December 31, 2000.

(10) Consists of 874 shares subject to options exercisable within 60 days after December 31, 2000.

(11) Includes 9,294 shares subject to options exercisable within 60 days after December 31, 2000.

(12) Includes 175,969 shares subject to options exercisable within 60 days after December 31, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The directors of the Company are elected at each annual meeting to serve until the next annual meeting and until their successors are elected and qualified. Each nominee is now serving as a director of the Company. If a quorum of shareholders is present at the annual meeting, the seven nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker nonvotes will have no effect on the results of the vote. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees named below. If any of the nominees for director at the annual meeting becomes unavailable for election for any reason, the proxy holders will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes. The following table briefly describes the Company's nominees for directors.

    NAME, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS       AGE   DIRECTOR SINCE
    ---------------------------------------------------       ---   --------------
GERTRUDE BOYLE has served as Chairman of the Board of         77         1970
Directors since 1970. Mrs. Boyle also served as the
Company's President from 1970 to 1988.

TIMOTHY P. BOYLE joined the Company in 1971 as general        51         1978
manager and has served as President and Chief Executive
Officer since 1988. Mr. Boyle also serves as the Company's
Secretary and Treasurer. Mr. Boyle is Gertrude Boyle's son.

SARAH BANY held various positions at the Company between      42         1988
1979 and August 1998, most recently as Director of Retail
Stores. Ms. Bany is Gertrude Boyle's daughter.

MURREY R. ALBERS became a director of the Company in July     59         1993
1993. Mr. Albers is President and Chief Executive Officer of
United States Bakery, a bakery with operations in Oregon,
Washington, Idaho, Montana and California. Mr. Albers, who
has been in his current position since June 1985, joined
United States Bakery as general manager of Franz Bakery in
1975. Mr. Albers chairs the Compensation Committee.

EDWARD S. GEORGE became a director of the Company in April    64         1989
1989. For 30 years, until his retirement, Mr. George worked
in the banking industry. From 1980 to 1990, he was President and CEO of Torrey Pines Bank. Between 1991 and 1998 he
served as a financial consultant. Mr. George is also a
director of First National Bank of San Diego. Mr. George
chairs the Audit Committee.

WALTER T. KLENZ has served as President and Chief Executive   55         2000
Officer of Beringer Wine Estates since 1990, and has been
Chairman of its Board of Directors since August 1997. Mr.
Klenz joined Beringer Wine Estates in 1976 as director of
marketing for the Beringer brand. He also serves on the
Board of Directors of America West Airlines.

JOHN STANTON became a director of the Company in July 1997.   45         1997
Since 1992, Mr. Stanton has served as Chairman, Chief
Executive Officer and director of Western Wireless
Corporation, a publicly held cellular communications
company, and its predecessors. Mr. Stanton is also Chairman,
Chief Executive Officer, and director of VoiceStream
Wireless Corporation, a publicly traded company that is a
spin-off of Western Wireless. He previously co-founded McCaw
Cellular Communications, where he served as Chief Operating
Officer from 1985 to 1988 and as Vice Chairman from 1988 to
1991. Mr. Stanton also serves as a director of other
corporations, including Advanced Digital Information
Corporation and Microcell, a Canadian wireless company. Mr.
Stanton chairs the Nominating Committee.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met five times in 2000. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of which the director was a member during 2000. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

     The Audit Committee, which met three times in 2000, consists of Messrs. George, Albers and Stanton. A description of Audit Committee activity is set forth below in "Report of the Audit Committee."

     The Compensation Committee, which met three times in 2000, determines compensation for the Company's executive officers and administers the Company's 1997 Stock Incentive Plan and the 1999 Employee Stock Purchase Plan. The Compensation Committee consists of Messrs. Albers, George and Stanton.

     The Nominating Committee, which met one time in 2000, reviews the composition of the Board and makes recommendations regarding nominations for director. Shareholders wishing to recommend a prospective nominee for the Board of Directors may do so by following the procedures set forth in the Company's bylaws, which are summarized below under "Shareholder Nominations for Director." The Nominating Committee consists of Messrs. Stanton, Albers and George and Ms. Bany.

COMPENSATION OF DIRECTORS

     Directors who are not officers of the Company receive annual compensation of $20,000 plus $1,000 per meeting attended in addition to reasonable out-of-pocket expenses incurred in attending meetings. Each year Directors who are not officers of the Company receive an option to acquire 3,500 shares of Common Stock and a $2,000 Columbia Sportswear apparel merchandise allowance. In the future, Directors may be given the opportunity to receive additional stock options in lieu of the annual cash retainer.

RECOMMENDATION BY THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the election of the nominees named in this proxy statement.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation paid by the Company for each of the last three years to the Chief Executive Officer and the four other most highly compensated executive officers.

                                                                        LONG-TERM
                                                                       COMPENSATION
                                            ANNUAL COMPENSATION         SECURITIES
                                        ----------------------------    UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR    SALARY      BONUS        OPTIONS      COMPENSATION(1)
     ---------------------------        ----   --------   ----------   ------------   ---------------
Timothy P. Boyle......................  2000   $660,250   $1,518,000          --          $17,038(2)
  President, Chief Executive Officer    1999   $450,259   $  403,333          --          $16,778(3)
  and Secretary                         1998   $541,303   $  554,989          --          $ 9,774
Don R. Santorufo......................  2000   $495,289   $1,000,000          --          $12,050
  Executive Vice President and          1999   $456,394   $  225,000          --          $17,038(3)
  Chief Operating Officer               1998   $443,733   $  618,257(4)       --          $ 9,774
Gertrude Boyle........................  2000   $643,039   $  540,000          --          $12,050
  Chairman of the Board                 1999   $508,587   $  453,842          --          $11,789
                                        1998   $486,692   $  400,000          --          $ 9,774
Robert G. Masin.......................  2000   $308,463   $  242,550      25,000          $16,451(5)
  Director of Sales and                 1999   $290,221   $  102,015       5,600          $15,960(3)
  Merchandising                         1998   $248,269   $  100,588      30,000          $ 9,774
Terry J. Brown........................  2000   $288,000   $  230,400      25,000          $12,050
  Vice President, Planning and          1999   $224,078   $  101,750       8,600          $15,603(3)
  Chief Information Officer             1998   $200,663   $   70,894      44,073          $ 9,774

---------------
(1) Includes the Company's matching contribution under the Company's 401(k) savings plan of $5,000 for each of 1998 and 1999 and $5,250 for 2000, and a profit sharing contribution of $4,774 for 1998, $6,789 for 1999, and $6,800 for 2000.

(2) Includes $4,989 paid in connection with an executive officer disability insurance premium.

(3) Includes $4,989, $5,249, $4,171 and $3,814 for Messrs. Boyle, Santorufo, Masin and Brown, respectively, paid in connection with an executive officer disability insurance premium.

(4) Includes a bonus paid to Mr. Santorufo of $163,008 for amounts equal to the accrued interest due and owing on Mr. Santorufo's loan from the Company in connection with his Deferred Compensation Conversion Agreement, increased to offset taxes owed by Mr. Santorufo as a result of the bonuses.

(5) Includes $4,401 paid in connection with an executive officer disability insurance premium.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding stock options granted in 2000 to the executive officers named in the Summary Compensation Table.

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                  NUMBER OF     PERCENTAGE OF                             RATES OF ANNUAL STOCK
                                    SHARES     OPTIONS GRANTED                             PRICE APPRECIATION
                                  UNDERLYING    TO EMPLOYEES     EXERCISE                  FOR OPTION TERM(2)
                                   OPTIONS         DURING          PRICE     EXPIRATION   ---------------------
              NAME                GRANTED(1)     FISCAL YEAR     PER SHARE      DATE         5%          10%
              ----                ----------   ---------------   ---------   ----------   ---------   ---------
Gertrude Boyle..................        --            --              --           --           --          --
Timothy P. Boyle................        --            --              --           --           --          --
Don R. Santorufo................        --            --              --           --           --          --
Robert G. Masin.................    16,000           2.4%         23.563      4/20/10     $237,098    $600,854
                                     9,000           1.3%          18.25      1/27/10     $103,296    $261,772
Terry J. Brown..................    16,262           2.4%         23.563      4/20/10     $240,981    $610,693
                                     8,738           1.3%          18.25      1/27/10     $100,289    $254,152

---------------
(1) Mr. Masin's and Mr. Brown's options vest and become exercisable over a period of five years on a monthly vesting schedule

(2) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or option spreads that would exist for the respective options based on assumed compounded rates of annual stock price appreciation of 5% and 10% from the date the options were granted over the option term.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table indicates for all executive officers named in the Summary Compensation Table (i) stock options exercised during 2000, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable (vested) and unexercisable (unvested) stock options as of December 31, 2000, and (iii) the value of in-the-money options, which represents the positive difference between the exercise price of existing stock options and the year-end price of the Common Stock.

                                                             NUMBER OF SHARES
                                                                UNDERLYING               VALUE OF UNEXERCISED
                                 NUMBER                     UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                OF SHARES                   AT FISCAL YEAR-END           AT FISCAL YEAR-END(1)
                               ACQUIRED ON    VALUE     ---------------------------   ---------------------------
            NAME                EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               -----------   --------   -----------   -------------   -----------   -------------
Gertrude Boyle...............        --           --          --             --               --             --
Timothy P. Boyle.............        --           --          --             --               --             --
Don R. Santorufo.............        --           --          --             --               --             --
Robert G. Masin..............    22,349      603,419      20,589         47,162       $  725,132     $1,475,599
Terry J. Brown...............    17,634      366,856      45,841         74,925       $1,521,364     $2,375,186

---------------
(1) Based on the last sale price of $49.75 per share on December 29, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a five-year written lease dated January 1, 1998, each year the Company pays $156,096 (as adjusted annually for inflation) to Gertrude Boyle for use of a portion of its headquarters building. The Company does not intend to renew this lease after it moves to a new headquarters that it purchased in late 2000.

     The Company entered into a five-year lease of a building from the Frank Deggendorfer Trust for $6,250 monthly beginning March 5, 1998. Frank Deggendorfer is Gertrude Boyle's son-in-law and Timothy P. Boyle's brother-in-law. Until late 2000, the leased building housed the Company's Bend, Oregon outlet store. That store has since been relocated, and the Company is seeking another tenant for the building.

     In December 1996 the Company entered into a Deferred Compensation Conversion Agreement with Don Richard Santorufo, Executive Vice President and Chief Operating Officer of the Company, providing for the conversion of deferred compensation units granted under a prior agreement into an aggregate of 1,800,435 shares of the Company's Common Stock. Of those shares, 1,075,321 shares vested immediately, 333,725 shares vested ratably over three years commencing December 31, 1997, and 391,389 shares vest ratably over five years ending December 31, 2004. In connection with the transaction, the Company loaned Mr. Santorufo approximately $5.7 million (the "Loan") for payment of related income taxes. The Loan was repaid in full in 1998. The agreement provides that if Mr. Santorufo's employment is terminated then the unvested shares vest automatically unless Mr. Santorufo is compensated. The amount of such compensation is determined by multiplying the initial Loan balance by a fraction which is equal to the then unvested shares divided by the aggregate shares granted. Under the agreement, the Company provided Mr. Santorufo with bonuses and amounts to cover certain taxes through 1998. In addition, the Company agreed to pay a cash bonus for up to 50% of any additional tax liability that may be imposed on Mr. Santorufo with respect to the compensation received under the agreement. The amount of this cash bonus would be increased to offset taxes owed by Mr. Santorufo as a result of such bonus.

     In connection with the Company's initial public offering and the termination of the Company's Subchapter S corporation tax status, the Company entered into a tax indemnification agreement with each of its shareholders, including Gertrude Boyle, Timothy P. Boyle, Sarah Bany, Don Richard Santorufo and certain trusts. The agreements provide that the Company will indemnify and hold harmless each of these shareholders for federal, state, local or foreign income tax liabilities, and costs relating thereto, resulting from any adjustment to the Company's income that is the result of an increase or change in character of the Company's income during the period it was treated as a Subchapter S corporation. The agreements also provide that if there is a determination that the Company was not a Subchapter S corporation prior to the offering, the shareholders will pay to the Company certain refunds actually received by them as a result of that determination. In 1998, the Company reimbursed Gertrude Boyle, Timothy Boyle, and Sarah Bany for income taxes and related expenses they were assessed of approximately $330,000, $960,000 and $310,000, respectively, following an audit of the Company's 1995 and 1996 corporate income tax returns. In 1999, the Company paid taxes on behalf of Gertrude Boyle, Timothy Boyle, Sarah Bany and Don Santorufo, of approximately $19,000, $54,000, $17,000, and $7,000, respectively, for the Company's income prior to the initial public offering. Amounts paid in 1999 were offset by a corresponding tax refund in 2000 from another jurisdiction related to the same income.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Murrey R. Albers, Edward S. George and John Stanton, all nonemployee directors. No committee member participates in committee deliberations or recommendations relating to his own compensation.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") consists of Messrs. Albers, George and Stanton, all non-employee directors. The Committee makes recommendations to the Board regarding compensation for the executive officers of the Company, and administers the executive compensation plans, the Company's Employee Stock Purchase Plan and the Company's stock option program, from which stock options are granted periodically to certain executive officers and other employees of the Company.

COMPENSATION PRINCIPLES AND PHILOSOPHY

     The Committee believes that leadership and motivation of the Company's executives are critical to the long-term success of the Company. In support of this philosophy, the Company has adopted an executive compensation policy in which the primary objectives are to provide a total compensation package:

          (1) which will allow it to attract and retain key executive officers who are primarily responsible for the long-term success of the Company;

          (2) that takes into consideration the compensation practices of comparable companies with whom the Company competes for executive talent;

          (3) which will motivate executives to maximize shareholder returns by achieving both short and long-term Company goals.

     The Committee maintains the philosophy that compensation of the Company's executives should be directly linked to the financial performance of the Company as well as to each executive's individual contribution. In determining competitive compensation levels, the Committee has engaged independent compensation consultants to analyze base salaries and incentive compensation for executive officers at similarly comparable companies. Total compensation for executive officers is generally targeted in the 50 to 75th percentile of pay at these comparable companies, depending on levels of experience and responsibility. The average of the base salaries for executive positions in 2001 falls in the 61st percentile of market values.

     Following the Company's initial public offering, the Committee has put increasing emphasis on aligning compensation with Company performance, by increasing the proportion of executive pay that is "at risk," offering increased rewards for strong Company and individual performance and reduced returns if performance expectations are not met.

     The total compensation package includes a competitive base salary, incentive bonuses, periodic stock option grants, as well as a 401(k) plan with a Company match, and a Company profit sharing plan.

COMPENSATION ELEMENTS

     There are different elements in the Company's executive compensation program, all determined by individual performance and Company profitability, except for stock option grants which are intended to correlate compensation to stock price performance.

  Base Salary Compensation

     Base salaries for the Chief Executive Officer and other select executive officers have been established by reviewing a number of factors, including responsibilities, experience, demonstrated performance and potential for future contributions. The Committee also takes into account competitive factors, including the level of salaries associated with similar positions at businesses that compete with the Company.

  Annual Incentive Compensation

     In 1999, the Board of Directors and shareholders approved the Executive Incentive Compensation Plan. Under the Executive Incentive Compensation Plan, the Committee establishes performance goals, which may include Company revenues or earnings or other Company benchmarks, within 90 days of the beginning of the calendar year. Cash target bonuses for eligible executive officers will be determined by the extent to which the Company attains the established goals and by an assessment of each executive officer's performance during the year. Specific performance goals to which an eligible executive's bonus is tied will be at the discretion of the Committee. In each case, the target bonus will be a percentage of the executive's base salary. Bonuses may exceed the target if performance goals are exceeded. An executive may also receive no bonus for the year if less than a predetermined percentage of the applicable performance goal is met or if the executive's performance does not meet the Committee's expectations. Although the Executive Incentive Compensation Plan requires that Company performance goals and target bonuses be established in the first quarter of the year in order to comply with Section 162(M) of the Internal Revenue Code, the Committee is free to exercise

"negative discretion" to reduce bonuses from a preset amount. For example, if Company performance would result in a maximum bonus, but individual performance does not meet the Committee's standards, it could exercise negative discretion to reduce the bonus amount. Under the Executive Incentive Compensation Plan the Committee established a performance goal for the Company for 2000 based on pre-tax income. The Company exceeded its performance goals for fiscal 2000, and each Executive Officer received a cash bonus.

  Stock Options

     Options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. They also provide a long-term incentive for the executive to remain with the Company and promote shareholder returns. The Company has made periodic stock option grants under the 1997 Stock Incentive Plan to most executive officers. The Company to date has not granted stock options to Timothy P. Boyle, Gertrude Boyle or Don Richard Santorufo, each of whom has a substantial ownership interest in the Company, which provides a long-term performance incentive. Mr. Santorufo previously received long-term incentive compensation in the form of restricted stock that vests ratably over a period of several years, ending in 2004.

     The Committee makes annual stock option grants to certain executives and other select employees. The number of shares in each grant will depend on factors such as the level of base pay and individual performance. Stock options are awarded with an exercise price equal to the fair market value of the Company's Common Stock at the time of the grant. Options granted in 2001 vest over a period of four years and have ten-year terms. The options only have value to the recipients if the price of the Company's stock appreciates after the options are granted.

OTHER BENEFITS

     The Company has a 401(k) plan and a profit-sharing plan, which cover substantially all employees with more than ninety days of service. The Company has historically made discretionary matching and non-matching contributions, with the non-matching contributions made in the form of profit sharing. All contributions to the plans are determined by the Board of Directors. In addition, executive officers, other than Timothy and Gertrude Boyle, are eligible to participate in the Company's 1999 Employee Stock Purchase Plan.

     Other benefits that are offered to key executives are largely those that are offered to the general employee population, with some variation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee has determined the compensation for the Chief Executive Officer based on a number of factors. His base salary was determined after a review of his experience, performance and an evaluation of comparable positions at other companies. Under the Executive Incentive Compensation Plan total compensation for Mr. Boyle is tied to the overall financial performance of the Company. For 2000, Mr. Boyle was eligible to receive between 30 percent and 220 percent of his base salary, depending on the Company achieving between 85 and 130 percent of predetermined financial goals. The Company exceeded 130 percent of the financial goals, and Mr. Boyle received a bonus of $1,518,000, or 220 percent of his annual salary. Mr. Boyle's 2001 salary of $690,000, is unchanged from 2000, and was established by the Committee after commissioning a review of executive salaries across related industries as well as in the same geographic region. In 2001, Mr. Boyle is again eligible for a performance-based bonus of between 30 percent and 220 percent of his base salary, depending on his performance and on the Company achieving between 85 percent and 130 percent of pre-set financial goals. If the Company's performance is below 85 percent of the financial goals, Mr. Boyle will receive no bonus. Because of Mr. Boyle's substantial ownership interest in the Company, the Committee believes he has an effective long-term incentive tied directly to shareholder return.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that the Company can deduct for compensation paid to any of its most highly paid officers in any year. Depending on individual and Company performance, total compensation for certain executives may be greater than $1,000,000. The limit on deductibility, however, does not apply to performance-based compensation that meets certain requirements. The Company's current policy is generally to grant stock options that meet those requirements so that option compensation recognized by an optionee will be fully deductible by the Company. Similarly the Executive Incentive Compensation Plan is intended to provide for fully deductible performance-based compensation.

                                          Members of the Compensation Committee:

                                          Murrey R. Albers -- Chairman
                                          Edward S. George
                                          John Stanton

                         REPORT OF THE AUDIT COMMITTEE

     On May 25, 2000, the Board of Directors approved a charter for the Audit Committee, which reflects the standards set forth in SEC regulations and the rules of the Nasdaq Stock Market. The Audit Committee Charter is reproduced in Appendix A to this proxy statement. Each member of the Audit Committee is "independent," in accordance with the rules of the Nasdaq Stock Market.

     The Audit Committee's role is to provide governance, guidance, and oversight regarding financial information provided by the Company to the public or governmental bodies, the Company's systems of internal controls, and the auditing, accounting, and financial reporting processes in general. The Audit Committee regularly meets with management and the Company's outside auditors, Deloitte & Touche LLP, to discuss, among other things the preparation of financial statements, including key accounting and reporting issues. In accordance with the Audit Committee charter, the Audit Committee also oversees the relationship between the Company and its outside auditors, including recommending their appointment, reviewing the scope of their services and related fees, and assessing their independence. Specifically, the Audit
Committee:

     - Has reviewed and discussed the Company's audited financial statements with management;

     - Has discussed with the Company's auditors the matters required to be discussed by Statements on Auditing Standards 61;

     - Has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche its independence;

     Based on the Audit Committee's review and discussions referenced above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

                                          Members of the Audit Committee:

                                          Edward S. George -- Chairman
                                          Murrey R. Albers
                                          John Stanton

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return of the Company's Common Stock, assuming reinvestment of dividends, with the cumulative total return of the Standard & Poor's SmallCap 600 Index, the S&P Textile (Apparel) Small Index, the S&P 500 Textile (Apparel) Index and the S&P 500 Index for the period commencing March 26, 1998 (the date of the Company's initial public offering) and ending on December 31, 2000. The graph assumes that $100 was invested in the Company's Common Stock at the initial public offering price of $18 and each index on March 26, 1998. The table also assumes the reinvestment of dividends, if any. The Company included indices for the S&P 500 and S&P 500 Textile (Apparel) in order to provide shareholders comparisons with companies outside the small capitalization category.

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------
                                     03/26/1998  12/31/1998  12/31/1999  12/29/2000
------------------------------------------------------------------------------------
 Columbia Sportswear Co.               $100.00     $ 93.75     $119.44     $276.38
 S&P 500 Textile (Apparel)             $100.00     $ 74.64     $ 55.92     $ 66.40
 S&P Textile (Apparel) Small Cap       $100.00     $ 66.20     $ 55.95     $ 66.63
 S&P 500 Index                         $100.00     $112.96     $136.73     $124.28
 S&P Small Cap 600 Index               $100.00     $ 89.36     $100.44     $112.29
------------------------------------------------------------------------------------

            PROPOSAL 2: AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN

     The Board of Directors has adopted, subject to shareholder approval, amendments to the Company's 1997 Stock Incentive Plan (the "Plan"). Stock options have been the principal long-term incentive compensation element of officer and key employee compensation, and the Board of Directors believes the Plan is an important tool to attract and retain talented employees and directors. In order to provide many employees with a long-term stake in the Company's prosperity, the Board of Directors has made broad-based option grants, including approximately 224 individuals in the option program as of March 31, 2001. At the time of the Company's initial public offering, there were 2,500,000 shares reserved for issuance under the Plan. Of these, options for 1,147,524 shares had been granted prior to the completion of the IPO. At March 31, 2001, only 19,444 shares of the Company's Common Stock remained available for future grants under the Plan. The Board of Directors believes that additional shares must be reserved for issuance under the Plan. Accordingly, the Board of Directors has approved, subject to shareholder approval, a 1,100,000 share increase in the number of shares reserved for issuance under the Option Plan to a total of 3,600,000 shares. In addition, shareholder approval of Proposal 2 will constitute reapproval of the per-employee limit on grants of options under the Option Plan of 100,000 shares annually and 100,000 shares in connection with hiring. This reapproval is required every five years for continued compliance with regulations under Section 162(m) of the Internal Revenue Code of 1986. See "Federal Tax Consequences."

     The Board of Directors also approved a number of technical amendments to the Plan. The Board eliminated provisions permitting the award of stock appreciation rights, and adopted new provisions related to the grant of "Performance-Based Awards," which are designed to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. See "Federal Tax Consequences."

     This discussion is qualified in its entirety by the copy of the Plan attached to this proxy statement as Appendix B.

DESCRIPTION OF THE PLAN

     ELIGIBILITY. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the Plan. Also eligible are non-employee agents, consultants, advisors, and independent contractors of the Company or any subsidiary.

     ADMINISTRATION. The Plan will be administered by the Board of Directors or, if the Board so determines, a committee of the Board of Directors or specified officers of the Company, or both. The Board or the committee, as the case may be, may promulgate rules and regulations for the operation of the Plan and generally supervises the administration of the Plan, except that only the Board of Directors may amend, modify or terminate the Plan. The Board of Directors has delegated general authority for making option grants to the Compensation Committee of the Board (the "Committee"). The Committee determines individuals to whom option grants are made under the Plan and the price and terms of any grants. For purposes of the description of the Plan, "Board of Directors" or "Board" shall also mean the Committee or officer when appropriate.

     TERM OF PLAN. The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time.

     STOCK OPTIONS. The Board of Directors determine the persons to whom options are granted, the option price, the number of shares to be covered by each option, the period of each option, the times at which options may be exercised and whether the option is an incentive stock option as defined in Section 422 of the Code ("ISO") or a nonqualified stock option ("NSO"). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee with respect to an ISO at the time of grant owns stock possessing more than 10 percent of the combined voting power of the Company, the option price may not be less than 110 percent of the fair market value of the Common Stock on the date of grant. If the option is an NSO, the option price may be any amount determined by the Board of Directors. No employee may be granted options under the Plan for more than an aggregate of 100,000 shares in any

12-month period or 100,000 shares in connection with hiring. In addition, the Plan limits the amount of ISOs that may become exercisable under the Plan in any year to $100,000 per optionee (based on the fair market value of the stock on the date of grant). No monetary consideration is paid to the Company upon the granting of options.

     Options granted under the Plan generally continue in effect for the period fixed by the Board of Directors or appropriate committee or officer, except that ISOs are not exercisable after the expiration of 10 years from the date of grant or five years in the case of a 10 percent shareholder. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and, except as otherwise determined by the Board of Directors with respect to an NSO, are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The Plan provides that the Board of Directors may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including cash that may be the proceeds of a loan from the Company, in shares of Common Stock valued at fair market value, in restricted stock, in performance units or other contingent awards denominated in either stock or cash, in deferred compensation credits or in other forms of consideration, as determined by the Board of Directors or appropriate committee or officer. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.

     STOCK BONUS AWARDS. The Board of Directors may award Common Stock as a stock bonus under the Plan and determine the number of shares to be awarded and the period of time for the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the Board of Directors at the time the stock is awarded. The Company has never made stock bonus awards under the Plan.

     RESTRICTED STOCK. The Plan provides that the Board may issue restricted stock in such amounts, for such consideration, and subject to such terms, conditions and restrictions as the Board of Directors may determine. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded. The Company has never awarded restricted stock under the Plan.

     PERFORMANCE-BASED AWARDS. The Board of Directors may grant awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code denominated at the time of grant either in Common Stock or in dollar amounts consisting of monetary units that may be earned in whole or in part if the Company achieves written objective goals established by the Board of Directors over a designated period of time. Payment of an award earned may be in cash or stock or both, as the Board of Directors determines. The Board of Directors may also impose additional restrictions to payment under a performance-based award in addition to the satisfaction of the performance goals. No participant may receive in any fiscal year stock-based performance awards under which the aggregate amount payable under the awards exceeds the equivalent of 100,000 shares of Common Stock or cash-based performance awards under which the aggregate amount payable exceeds $3,000,000.

     CHANGES IN CAPITAL STRUCTURE. The Plan provides that if the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each a "Transaction"), the Board of Directors will, in their sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding awards under the Plan: (i) outstanding options will remain in effect in accordance with their terms; (ii) outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction; or (iii) the Board of Directors will provide a 30-day period prior to the consummation of the Transaction during which outstanding options shall be exercisable to the extent they are already vested or vest within that period and, upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in their sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period. In the event of the dissolution of the Company, options shall be treated in accordance with clause (iii) above.

  Federal Income Tax Consequences

     The following description is a summary of the federal income tax consequences of awards under the Plan. Applicable state, local and foreign tax consequences may differ.

     Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, an optionee will recognize no income upon grant or upon proper exercise of an ISO, although such exercise may produce alternative minimum tax liability for the optionee. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized on subsequent disposition of the shares will be taxable as capital gain. Ordinarily, if an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price will be taxable as ordinary compensation income in the year of such disposition; however, on certain sales or exchanges the amount that is taxable as ordinary compensation income is limited to the amount by which the amount realized on the disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

     Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the fair market value of the shares on the date of exercise will be taxable as capital gain.

     An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt, unless the shares are substantially nonvested for purposes of Section 83 of the Code and the employee does not elect immediate taxation pursuant to Section 83(b) of the Code. If the shares are substantially nonvested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects within 30 days after the original transfer to recognize income in connection with the original transfer under Section 83(b). The Company generally will be entitled to a tax deduction equal to the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount. A participant who receives a cash bonus right under the Plan will generally recognize income equal at the time of receipt to the amount of the cash bonus paid, and the Company will generally be entitled to deduct the same amount.

     Section 162(m) of the Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to certain of its most highly compensated officers in any year. Under Internal Revenue Service regulations, compensation received through the exercise of an option or performance-based award is not subject to the $1,000,000 limit if the option or performance-based award and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval at least once every five years of per-employee limits on the number of shares as to which options and performance-based awards may be granted. Other requirements are that the option or performance-based award be granted by a committee of at least two outside directors and that the exercise price of the option or performance-based award be not less than fair market value of the Common Stock on the date of grant. These requirements are met and, accordingly, the Company believes that if this proposal is approved by shareholders, compensation received on exercise of options and performance-based awards granted under the Plan in compliance with all of the above requirements will be exempt from the $1,000,000 deduction limit.

RECOMMENDATION BY THE BOARD OF DIRECTORS

     The Board of Directors recommends that the amendments to the Plan be approved. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter is required to approve this Proposal. Abstentions have the same effect as "no" votes in determining whether the amendment is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote on this Proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the adoption of the Plan.

                            INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP audited the Company's financial statements for the year ended December 31, 2000 and has been selected to audit the Company's financial statements for 2001. Representatives of Deloitte & Touche LLP will be at the annual meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

                       FEES PAID TO INDEPENDENT AUDITORS

     AUDIT FEES: Fees for audit and review of Forms 10-Q for fiscal 2000 were $240,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: Deloitte & Touche LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

     ALL OTHER FEES: Aggregate fees billed for all other services by Deloitte & Touche LLP for the fiscal year ended December 31, 2000 were $639,000.

     The Audit Committee has determined that the provision of services described above is consistent with Deloitte & Touche's independence.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Executive officers, directors, and beneficial owners of more than 10% of the Common Stock are required by SEC regulation to furnish the Company with copies of all section 16(a) reports they file. Based solely on a review of such reports received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                            DISCRETIONARY AUTHORITY

     Although the Notice of Annual Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this proxy statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

                             SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS TO BE INCLUDED IN THE COMPANY'S PROXY STATEMENT

     A shareholder proposal to be considered for inclusion in proxy materials for the Company's 2002 annual meeting must be received by the Company not later than December 25, 2001.

SHAREHOLDER PROPOSALS NOT IN THE COMPANY'S PROXY STATEMENT

     Shareholders wishing to present proposals for action at this annual meeting or at another shareholders' meeting must do so in accordance with the Company's Bylaws, a copy of which is available upon written request to Carl K. Davis, Vice President and General Counsel. A shareholder must give timely notice of the proposed business to the Secretary. For purposes of the Company's 2002 annual meeting, such notice, to be timely, must be received by the Company by January 24, 2002.

SHAREHOLDER NOMINATIONS FOR DIRECTOR

     Shareholders wishing to directly nominate candidates for election to the Board of Directors at an annual meeting must do so in accordance with the Company's Bylaws by giving timely notice in writing to the Secretary as defined above. The notice shall set forth (a) the name and address of the shareholder who intends to make the nomination, (b) the name, age, business address and residence address of each nominee, (c) the principal occupation or employment of each nominee, (d) the class and number of shares of the Company which are beneficially owned by each nominee and by the nominating shareholder, (e) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Regulation 14A of the Securities Exchange Act of 1934, and (f) the executed consent of each nominee to serve as a director of the Company if elected. If the number of directors to be elected is increased and there is no public announcement by the Company naming all nominees or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding years annual meeting, a shareholder's notice shall also be considered timely (but only with respect to nominees for new positions created by such increase) if delivered to the Secretary at the Company's principal executive offices no later than the close of business on the tenth day following the day on which the public announcement is first made by the Company. Shareholders wishing to make any director nominations at any special meeting of shareholders held for the purpose of electing directors must do so, in accordance with the Bylaws, by delivering timely notice to the Secretary setting forth the information described above for annual meeting nominations. To be timely, the notice must be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to the special meeting and not later than the close of business on the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at the meeting. The officer presiding at the meeting may, if in the officer's opinion the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Bylaws. If such officer does so, such officer shall so declare to the meeting and the defective nomination shall be disregarded.

                                          By Order of the Board of Directors

                                          /s/ TIMOTHY P. BOYLE
                                          Timothy P. Boyle
                                          President, Chief Executive Officer and
                                          Secretary

Portland, Oregon
April 23, 2001

                                                                      APPENDIX A
                          COLUMBIA SPORTSWEAR COMPANY

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. OBJECTIVE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by reviewing the financial, operational, and regulatory related reporting matters of Columbia Sportswear Company ("Company"). The committee's role is to provide governance, guidance, and oversight regarding financial information provided by the Company to the public or governmental bodies, the Company's systems of internal controls, and the auditing, accounting, and financial reporting processes in general. Furthermore, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures, and business practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Company's independent accountants and internal audit function.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, internal audit personnel, and the Board of Directors.

II. COMPOSITION

     The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be "independent" directors, and free from any relationship that, in the opinion of the Board, would interfere with his or her independence. All members of the Committee will have a working familiarity with basic finance and accounting practices, and at least one member of the Committee will have accounting or related financial management expertise. The members of the Committee must meet the standards of independence and experience described in the rules and regulations of the Nasdaq Stock Market (or other markets on which the Company's securities are listed).

     The members of the Committee will be elected by and serve at the pleasure of the Board of Directors. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a chairperson by majority vote.

III. MEETINGS

     The Committee will meet at least two times annually, or more frequently as circumstances dictate. The Chairman has the power to call a Committee meeting whenever he or she believes there is a need. As part of its job to foster open communication, the Committee should meet at least annually with management, internal audit personnel, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairperson should meet with the independent accountants and management quarterly to review the Company's financials consistent with section IV below.

IV. RESPONSIBILITIES AND DUTIES

     The Audit Committee will have the following responsibilities and duties:

  General

          (1) Review and update this Charter periodically as conditions warrant.

          (2) Review hiring practices for any internal audit personnel and ensure that the organizational structure is appropriate for effective lines of communication.

          (3) Review with legal counsel matters that could have an impact on the Company's financial statements and reports filed with the Securities and Exchange Commission.

          (4) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary.

  Financial Reporting

          (5) Review the Company's quarterly financial statements and summary of reserves prior to press release.

          (6) At least the Chairperson should review the Quarterly Report on Form 10-Q prior to its filing, and all members shall review the Annual Report on Form 10-K prior to filing.

          (7) Review the integrity of the Company's internal and external financial reporting processes with internal audit personnel and the independent accountants.

          (8) At least annually, review with Management and the independent accountants the Company's tax position, strategy, and reserves.

          (9) Consider the independent accountants' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

          (10) Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or internal audit personnel.

  Internal Audit Reporting

          (11) Review the performance of internal audit function and approve any proposed change of personnel.

          (12) Review the internal reports to management prepared by internal audit personnel or accounting personnel acting in an internal audit capacity and management's response.

  Independent Accountant Review

          (13) Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence. To ensure the independence of outside accountants, the Committee will discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, and will obtain from the auditors the disclosures regarding auditor independence required by Independent Standards Board Standard No. 1, as may be modified or supplemented.

          (14) Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          (15) Periodically consult with the independent accountants without management represented about internal controls and the completeness and accuracy of the Company's financial statements.

  Process Improvement/Control

          (16) Following completion of the annual audit, review separately with each of management, independent accountants, and internal audit personnel any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          (17) Review any significant disagreement among management and the independent accountants or the internal audit personnel in connection with the preparation of the financial statements.

          (18) Review with the independent accountants, the internal audit personnel and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

                                                                      APPENDIX B
                          COLUMBIA SPORTSWEAR COMPANY

                     1997 STOCK INCENTIVE PLAN, AS AMENDED*

     1. PURPOSE. The purpose of this 1997 Stock Incentive Plan (the "Plan") is to enable Columbia Sportswear Company (the "Company") to attract and retain the services of [(1)] (i) selected employees, officers and directors of the Company
                  ---
OR ANY PARENT OR SUBSIDIARY OF THE COMPANY and [(2)] (ii) selected nonemployee
------------------------------------------           ----
agents, consultants, advisors and independent contractors of the Company OR ANY
                                                                         ------
PARENT OR SUBSIDIARY OF THE COMPANY. FOR PURPOSES OF THIS PLAN, A PERSON IS
---------------------------------------------------------------------------
CONSIDERED TO BE EMPLOYED BY OR IN THE SERVICE OF THE COMPANY IF THE PERSON IS
------------------------------------------------------------------------------
EMPLOYED BY OR IN THE SERVICE OF THE COMPANY OR ANY PARENT OR SUBSIDIARY OF THE
-------------------------------------------------------------------------------
COMPANY (IN WHICH CASE, THE COMPANY, PARENT OR SUBSIDIARY IS REFERRED TO AS AN
------------------------------------------------------------------------------
"EMPLOYER").
------------

     2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided below and in Section [13] 10, the shares to be offered under the Plan shall consist of
                --
Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall [not exceed 2,500,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired] BE
                                                                           --
3,600,000 shares. If an option [,stock appreciation right or performance unit]
---------
OR PERFORMANCE-BASED AWARD granted under the Plan expires, terminates or is
--------------------------
cancelled, the unissued shares subject to [such option, stock appreciation right or performance unit] THAT OPTION OR PERFORMANCE-BASED AWARD shall again be
                     --------------------------------------
available under the Plan. If shares [sold or] awarded as a bonus PURSUANT TO
                                                                 -----------
SECTION 7 OR SOLD PURSUANT TO SECTION 8 under the Plan are forfeited to or
---------------------------------------
repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3. EFFECTIVE DATE AND DURATION OF PLAN.

        [(a)] 3.1  EFFECTIVE DATE. The Plan shall become effective as of March
              ---
12, 1997. [No option, stock appreciation right or performance unit] NO INCENTIVE
                                                                    ------------
STOCK OPTION (AS DEFINED IN SECTION 5 BELOW) granted under the Plan shall become
--------------------------------------------
exercisable AND NO PAYMENTS SHALL BE MADE UNDER A PERFORMANCE-BASED AWARD,
            --------------------------------------------------------------
however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present [, and any such awards] AND THE EXERCISE OF ANY
                                                  -----------------------
INCENTIVE STOCK OPTIONS GRANTED under the Plan before such approval shall be
-------------------------------
conditioned on and subject to such approval. Subject to this limitation, options [, stock appreciation rights and performance units] AND PERFORMANCE-BASED AWARDS
                                                    ----------------------------
may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

        [(b)] 3.2  DURATION. The Plan shall continue in effect until all shares
              ---
available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, [performance units] PERFORMANCE-BASED AWARDS and shares subject to restrictions then outstanding
------------------------
under the Plan. Termination shall not affect any outstanding options, ANY
                                                                      ---
OUTSTANDING PERFORMANCE-BASED AWARDS OR any right of the Company to repurchase
---------------------------------------
shares or the forfeitability of shares issued under the Plan.

     4. ADMINISTRATION.

        [(a)] 4.1  BOARD OF DIRECTORS. The Plan shall be administered by the
              ---
Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of

---------------

* NOTE: Underlined matter is new; Matter in [brackets and italics] is to be
        ------------------------
deleted.

Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

        [(b)] 4.2  COMMITTEE. The Board of Directors may delegate to [the
              ---
Compensation Committee] ANY COMMITTEE of the Board of Directors (the
                        -------------
"Committee") any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except (i) as otherwise provided by the Board of Directors [,] AND (ii) that only the Board of Directors may amend
                           ---
or terminate the Plan as provided in Sections 3 and [13 and (iii) that if the Committee includes officers of the Company, the Committee shall not be permitted to grant options to persons who are officers of the Company.] 11.
                                                              --

        4.3  OFFICERS. THE BOARD OF DIRECTORS MAY DELEGATE TO ANY OFFICER OR
        --------------------------------------------------------------------
OFFICERS OF THE COMPANY AUTHORITY TO GRANT AWARDS UNDER THE PLAN, SUBJECT TO ANY
--------------------------------------------------------------------------------
RESTRICTIONS IMPOSED BY THE BOARD OF DIRECTORS.
-----------------------------------------------

     5. TYPES OF AWARDS; ELIGIBILITY. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan:
(i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in Sections [6(a)]
6.1 and [6(b)] 6.2; (ii) grant options other than Incentive Stock Options
---            ---
("Non-Statutory Stock Options") as provided in Sections [6(a)] 6.1 and [6(c)]
                                                               ---
6.3; (iii) award stock bonuses as provided in Section 7; (iv) sell shares
---
subject to restrictions as provided in Section 8; [(v) grant stock appreciation rights] AND (v) AWARD PERFORMANCE-BASED AWARDS as provided in Section 9 [(vi)
        --------------------------------------
grant cash bonus rights as provided in Section 10; and (vii) grant performance units as provided in Section 11. Any such awards]. AWARDS may be made to
                                                   ------
employees, including employees who are officers or directors, and to other individuals described in Section 1 who the Board of Directors believes have made or will make an important contribution to the Company; provided, however, that only employees of the Company OR ANY PARENT OR SUBSIDIARY OF THE COMPANY (AS
                              ----------------------------------------------
DEFINED IN SUBSECTIONS 424(e) AND 424(f) OF THE CODE) shall be eligible to
-----------------------------------------------------
receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options [or stock appreciation rights under the Plan] for more than an aggregate of 100,000 shares of Common Stock in connection with the hiring of the employee or 100,000 shares of Common Stock in any calendar year otherwise.

     6. OPTION GRANTS.

        [(a)] 6.1  GENERAL RULES RELATING TO OPTIONS.
              ---

           [(i)] 6.1-1  TERMS OF GRANT. The Board of Directors may grant options
                 -----
under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option EXERCISE price,
                                                                 --------
the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option [(subject to the provisions of Section 6(b))] or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

           [(ii)] 6.1-2  EXERCISE OF OPTIONS. Except as provided in Section
                  -----
[6(a)(iv)] 6.1-4 or as determined by the Board of Directors, no option granted
           -----
under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. [Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in Sections 6(a)(iv) and 12, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors] Except as provided in Sections 6.1-4 and 10, options granted under
                                            ---     --
the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

           [(iii)] 6.1-3  NONTRANSFERABILITY. Each Incentive Stock Option and,
                   -----
unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms (i) shall be nonassignable and nontransferable by
                            ---
the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, AND (ii) DURING THE OPTIONEE'S LIFETIME, SHALL BE
                               -------------------------------------------------
EXERCISABLE ONLY BY THE OPTIONEE.
---------------------------------

           [(iv)] 6.1-4  TERMINATION OF EMPLOYMENT OR SERVICE.
                  -----

               [(A)] 6.1-4(a) GENERAL RULE. Unless otherwise determined by the
                     --------
Board of Directors, in the event an optionee's employment or service with the Company terminates for any reason other than because of [physical] TOTAL
                                                                   -----
disability or death as provided in Sections [6(a)(iv)(B)] 6.1-4(b) and [(C)]
                                                          --------
(c), his or her option may be exercised at any time before the expiration date
---
of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

               [(B)] 6.1-4(b) TERMINATION BECAUSE OF TOTAL DISABILITY. Unless
                     --------
otherwise determined by the Board of Directors, in the event an optionee's employment or service with the Company terminates because of total disability, his or her option may be exercised at any time before the expiration date of the option or [the expiration of] BEFORE THE DATE 12 months after the date of
                              ---------------
termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term "total disability" means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the [Company] EMPLOYER and UNABLE to be engaged in any substantial gainful activity.
          --------     ------
Total disability shall be deemed to have occurred on the first day after the [Company and the] two independent physicians have furnished their WRITTEN
                                                                  -------
opinion of total disability to the Company AND THE COMPANY HAS REACHED AN
                                           ------------------------------
OPINION OF TOTAL DISABILITY.
----------------------------

               [(C)] 6.1-4(c) TERMINATION BECAUSE OF DEATH. Unless otherwise
                     --------
determined by the Board of Directors, in the event of an optionee's death while employed by or providing service to the Company, his or her option may be exercised at any time before the expiration date of the option or BEFORE the
                                                                  ------
[expiration of] DATE 12 months after the date of death, whichever is the shorter
                ----
period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

               [(D)] 6.1-4(d) AMENDMENT OF EXERCISE PERIOD APPLICABLE TO
                     --------
TERMINATION. The Board of Directors[, at the time of grant or, with respect to an option that is not an Incentive Stock Option, at any time thereafter, may] MAY AT ANY TIME extend the 30-day and 12-month exercise periods any length of
---------------
time not longer than the original expiration date of the option[, and may]. THE
                                                                            ---
BOARD OF DIRECTORS MAY AT ANY TIME increase the portion of an option that is
----------------------------------
exercisable, subject to such terms and conditions as the Board of Directors may determine.

               [(E)] 6.1-4(e) FAILURE TO EXERCISE OPTION. To the extent that the
                     --------
option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

               6.1-4(f) LEAVE OF ABSENCE.  ABSENCE ON LEAVE APPROVED BY THE
               ------------------------------------------------------------
EMPLOYER OR ON ACCOUNT OF ILLNESS OR DISABILITY SHALL NOT BE DEEMED A
---------------------------------------------------------------------
TERMINATION OR INTERRUPTION OF EMPLOYMENT OR SERVICE. UNLESS OTHERWISE
----------------------------------------------------------------------
DETERMINED BY THE BOARD OF DIRECTORS, VESTING OF OPTIONS SHALL CONTINUE DURING A
--------------------------------------------------------------------------------
MEDICAL, FAMILY OR MILITARY LEAVE OF ABSENCE, WHETHER PAID OR UNPAID, AND
-------------------------------------------------------------------------
VESTING OF OPTIONS SHALL BE SUSPENDED DURING ANY OTHER UNPAID LEAVE OF ABSENCE.
-------------------------------------------------------------------------------

           [(v)] 6.1-5  PURCHASE OF SHARES.
                 -----

               6.1-5(a) NOTICE OF EXERCISE. Unless the Board of Directors
               ---------------------------
determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company's receipt of written notice from the optionee of the optionee's [intention to exercise] BINDING COMMITMENT TO PURCHASE SHARES,
                                       --------------------------------------
specifying the number of shares [as to which] the optionee desires to [exercise] PURCHASE UNDER the option and the date on which the optionee [desires] AGREES to
--------------                                                         ------
complete the transaction, and, if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution.

               6.1-5(b) PAYMENT. Unless the Board of Directors determines
               -------- --------
otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option EXERCISE, the optionee must have paid the Company
                             --------
the full purchase price of those shares in cash [(including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company (provided that, with respect to an Incentive Stock Option, such loan is approved at the time of option grant))] OR BY CHECK or, with the consent of the Board of
                               -----------
Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, [performance units] or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS, ANY COMMON
               -----------------------------------------------------------------
STOCK PROVIDED IN PAYMENT OF THE PURCHASE PRICE MUST HAVE BEEN PREVIOUSLY
-------------------------------------------------------------------------
ACQUIRED AND HELD BY THE OPTIONEE FOR AT LEAST SIX MONTHS. The fair market value
----------------------------------------------------------
of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock [as reported in The Wall Street Journal on the last trading day before the date the option is exercised] LAST REPORTED BEFORE THE
                                                     ------------------------
TIME PAYMENT IN COMMON STOCK IS MADE OR, IF EARLIER, COMMITTED TO BE MADE, if
--------------------------------------------------------------------------
the Common Stock is publicly traded, or [such other reported] ANOTHER value of
                                                              -------
the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made, INCLUDING ALL
                                                                 -------------
AMOUNTS OWED FOR TAX WITHHOLDING. With the consent of the Board of Directors
---------------------------------
[(which, in the case of an Incentive Stock Option, shall be given only at the time of grant)], an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option.

               6.1-5(c) TAX WITHHOLDING. Each optionee who has exercised an
               -------- ----------------
option shall, immediately upon notification of the amount due, if any, pay to the Company in cash OR BY CHECK amounts necessary to satisfy any applicable
                    -----------
federal, state and local tax withholding requirements. If additional withholding is or becomes required (AS A RESULT OF EXERCISE OF AN OPTION OR AS A RESULT OF
                       -------------------------------------------------------
DISPOSITION OF SHARES ACQUIRED PURSUANT TO EXERCISE OF AN OPTION) beyond any
-----------------------------------------------------------------
amount deposited before delivery of the certificates, the optionee shall pay such amount, IN CASH OR BY CHECK, to the Company on demand. If the optionee
             --------------------
fails to pay the amount demanded, the Company OR THE EMPLOYER may withhold that
                                              ---------------
amount from other amounts payable [by the Company] to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by [having] INSTRUCTING the Company TO withhold from the shares to be issued upon exercise
-----------             --
[that number of shares that would satisfy the withholding amount due] or by delivering to the Company [Common Stock to satisfy the withholding amount] OTHER
                                                                           -----
SHARES OF COMMON STOCK; PROVIDED, HOWEVER, THAT THE NUMBER OF SHARES SO WITHHELD
--------------------------------------------------------------------------------
OR DELIVERED SHALL NOT EXCEED THE MINIMUM AMOUNT NECESSARY TO SATISFY THE
-------------------------------------------------------------------------
REQUIRED WITHHOLDING OBLIGATION.
--------------------------------

               6.1-5(d) REDUCTION OF RESERVED SHARES. Upon the exercise of an
               -------- ----------------------------
option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option (LESS THE
                                                                   ---------
NUMBER OF ANY SHARES SURRENDERED IN PAYMENT FOR THE EXERCISE PRICE OR WITHHELD
------------------------------------------------------------------------------
TO SATISFY WITHHOLDING REQUIREMENTS).
-------------------------------------

           6.1-6  LIMITATIONS ON GRANTS TO NON-EXEMPT EMPLOYEES. UNLESS
           ------------------------------------------------------------
OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS, IF AN EMPLOYEE OF THE COMPANY OR
--------------------------------------------------------------------------------
ANY PARENT OR SUBSIDIARY OF THE COMPANY IS A NON-EXEMPT EMPLOYEE SUBJECT TO THE
-------------------------------------------------------------------------------
OVERTIME COMPENSATION PROVISIONS OF SECTION 7 OF THE FAIR LABOR STANDARDS ACT
-----------------------------------------------------------------------------
(THE "FLSA"), ANY OPTION GRANTED TO THAT EMPLOYEE SHALL BE SUBJECT TO THE
-------------------------------------------------------------------------
FOLLOWING RESTRICTIONS: (i) THE OPTION PRICE SHALL BE AT LEAST 85 PERCENT OF THE
--------------------------------------------------------------------------------
FAIR MARKET VALUE, AS DESCRIBED IN SECTION 6.2-4, OF THE COMMON STOCK SUBJECT TO
--------------------------------------------------------------------------------
THE OPTION ON THE DATE IT IS GRANTED; AND (ii) THE OPTION SHALL NOT BE
----------------------------------------------------------------------
EXERCISABLE UNTIL AT LEAST SIX MONTHS AFTER THE DATE IT IS GRANTED; PROVIDED,
-----------------------------------------------------------------------------
HOWEVER, THAT THIS SIX-MONTH RESTRICTION ON EXERCISABILITY WILL CEASE TO APPLY
------------------------------------------------------------------------------
IF THE EMPLOYEE DIES, BECOMES DISABLED OR RETIRES, THERE IS A CHANGE IN
-----------------------------------------------------------------------
OWNERSHIP OF THE COMPANY, OR IN OTHER CIRCUMSTANCES PERMITTED BY REGULATION, ALL
--------------------------------------------------------------------------------
AS PRESCRIBED IN SECTION 7(e)(8)(B) OF THE FLSA.
------------------------------------------------

        6.2[(b)] INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be
        ---
subject to the following additional terms and conditions:

           [(i)] 6.2-1  LIMITATION ON AMOUNT OF GRANTS. If the aggregate fair
                 -----
market value of stock (determined as of the date the option with respect to such stock is granted) with respect to which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000 will be treated as an Incentive Stock Option and the portion of the option exceeding $100,000 will be treated as a Non-Statutory Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. The Company may designate stock that is treated as acquired pursuant to exercise of an option that is in part an Incentive Stock Option and in part a Non-Statutory Stock Option as Incentive Stock Option stock by issuing a separate certificate for that stock and identifying the certificate as Incentive Stock Option stock in its stock records. In the absence of such a designation, each share of stock issued pursuant to exercise of the option will be treated in part as Incentive Stock Option stock and in part as Non-Statutory Stock Option stock.

           [(ii)] 6.2-2  LIMITATIONS ON GRANTS TO 10 PERCENT SHAREHOLDERS. An
                  -----
Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company OR ANY PARENT OR SUBSIDIARY (AS DEFINED IN SUBSECTIONS 424(e) AND
               -----------------------------------------------------------------
424(f) OF THE CODE) only if the option price is at least 110 percent of the fair
-------------------
market value, as described in Section [6(b)(iv)] 6.2-4, of the Common Stock
                                                 -----
subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

           [(iii)] 6.2-3  DURATION OF OPTIONS. Subject to Sections [6(a)(ii)]
                   -----
6.1-2, 6.1-4 and [6(b)(ii)] 6.2-2, Incentive Stock Options granted under the
------------                -----
Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

           [(iv)] 6.2-4  OPTION PRICE. The option price per share shall be
                  -----
determined by the Board of Directors at the time of grant. Except as provided in Section [6(b)(ii)] 6.2-2, the option price shall not be less than 100 percent of
                   -----
the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be [deemed to be] the closing price of the Common Stock [as] LAST reported [in The Wall Street
                                           ----
Journal on the day] before the [date] TIME the option is granted, if the stock
                                      ----
is publicly traded, or, [ if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other] ANOTHER value of the
                                                        -------
Common Stock as shall be specified by the Board of Directors.

           [(v)] 6.2-5  LIMITATION ON TIME OF GRANT. No Incentive Stock Option
                 -----
shall be granted on or after the [10th anniversary of the effective date of the Plan] TENTH ANNIVERSARY OF THE LAST ACTION BY THE BOARD OF DIRECTORS ADOPTING
      -----------------------------------------------------------------------
THE PLAN OR APPROVING AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
--------------------------------------------------------------------------------
UNDER THE PLAN, WHICH ACTION WAS SUBSEQUENTLY APPROVED WITHIN 12 MONTHS BY THE
------------------------------------------------------------------------------
SHAREHOLDERS.
-------------

           [(vi) Conversion of Incentive Stock Options. The Board of Directors may at any time, without the optionee's consent, convert an Incentive Stock Option to a Non-Statutory Stock Option.]

           6.2-6  EARLY DISPOSITIONS. IF WITHIN TWO YEARS AFTER AN INCENTIVE
           -----  ----------------------------------------------------------
STOCK OPTION IS GRANTED OR WITHIN 12 MONTHS AFTER AN INCENTIVE STOCK OPTION IS
------------------------------------------------------------------------------
EXERCISED, THE OPTIONEE SELLS OR OTHERWISE DISPOSES OF COMMON STOCK ACQUIRED ON
-------------------------------------------------------------------------------
EXERCISE OF THE OPTION, THE OPTIONEE SHALL WITHIN 30 DAYS OF THE SALE OR
------------------------------------------------------------------------
DISPOSITION NOTIFY THE COMPANY IN WRITING OF (i) THE DATE OF THE SALE OR
------------------------------------------------------------------------
DISPOSITION, (ii) THE AMOUNT REALIZED ON THE SALE OR DISPOSITION AND (iii) THE
------------------------------------------------------------------------------
NATURE OF THE DISPOSITION (E.G., SALE, GIFT, ETC.).
---------------------------------------------------

        [(c)] 6.3  NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options
              ---
shall be subject to the following terms and conditions, in addition to those set forth in Section [6(a)] 6.1 above.
                        ---

           [(i)] 6.3-1  OPTION PRICE. The option price for Non-Statutory Stock
                 -----
Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

           [(ii)] 6.3-2  DURATION OF OPTIONS. Non-Statutory Stock Options
                  -----
granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

     7. STOCK BONUSES. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash OR BY CHECK upon demand
                                                         -----------
amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company OR THE EMPLOYER may withhold that amount from other amounts payable [by
        ---------------
the Company] to the recipient, including salary, subject to applicable law. With the consent of the Board of Directors, a recipient may [deliver Common Stock to the Company to satisfy this] SATISFY THIS OBLIGATION, IN WHOLE OR IN PART, BY
                             ------------------------------------------------
INSTRUCTING THE COMPANY TO WITHHOLD FROM ANY SHARES TO BE ISSUED OR BY
----------------------------------------------------------------------
DELIVERING TO THE COMPANY OTHER SHARES OF COMMON STOCK; PROVIDED, HOWEVER, THAT
-------------------------------------------------------------------------------
THE NUMBER OF SHARES SO WITHHELD OR DELIVERED SHALL NOT EXCEED THE MINIMUM
--------------------------------------------------------------------------
AMOUNT NECESSARY TO SATISFY THE REQUIRED withholding obligation. Upon the
----------------------------------------
issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, LESS THE NUMBER OF SHARES
                                                    ---------------------------
WITHHELD OR DELIVERED TO SATISFY WITHHOLDING OBLIGATIONS.
---------------------------------------------------------

     8. RESTRICTED STOCK. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective [recipient] PURCHASER
                                                                       ---------
of the shares before the delivery of certificates representing such shares to the [recipient] PURCHASER. The purchase agreement may contain any terms,
                ---------
conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash OR BY CHECK upon demand amounts
                                               -----------
necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company OR THE EMPLOYER may withhold that amount from other amounts payable [by the
------------
Company] to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may [deliver Common Stock to the Company to satisfy this] SATISFY THIS OBLIGATION, IN WHOLE OR IN PART, BY
                         ------------------------------------------------
INSTRUCTING THE COMPANY TO WITHHOLD FROM ANY SHARES TO BE ISSUED OR BY
----------------------------------------------------------------------
DELIVERING TO THE COMPANY OTHER SHARES OF COMMON STOCK; PROVIDED, HOWEVER, THAT
-------------------------------------------------------------------------------
THE NUMBER OF SHARES SO WITHHELD OR DELIVERED SHALL NOT EXCEED THE MINIMUM
--------------------------------------------------------------------------
AMOUNT NECESSARY TO SATISFY THE REQUIRED withholding obligation. Upon the
----------------------------------------
issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, LESS
                                                                         ----
THE NUMBER OF SHARES WITHHELD OR DELIVERED TO SATISFY WITHHOLDING OBLIGATIONS.
------------------------------------------------------------------------------

     [9. Stock Appreciation Rights. (a) GRANT. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms and conditions as the Board of Directors may determine.

        (b) EXERCISE.

           (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

           (ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option may be exercised; (2) the stock appreciation right shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (3) the stock appreciation right shall be for no more than 100 percent of the excess of the fair market value of the stock at the time of exercise over the option price; (4) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (5) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

           (iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted before adoption or amendment of such rules and regulations, as well as stock appreciation rights granted thereafter.

           (iv) For purposes of this Section 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in Section 6(b)(iv).

           (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

           (vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder.

           (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

           (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.]

     [10. CASH BONUS RIGHTS.

        (a) GRANT. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to such rules, terms and conditions as the Board of Directors may determine. Unless otherwise determined by the Board of Directors, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

        (b) CASH BONUS RIGHTS IN CONNECTION WITH OPTIONS. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus, if any, shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus, if any, shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75 percent.

        (c) CASH BONUS RIGHTS IN CONNECTION WITH STOCK BONUS. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

        (d) CASH BONUS RIGHTS IN CONNECTION WITH STOCK PURCHASES. A cash bonus right granted in connection with the purchase of stock pursuant to Section 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to Section 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

        (e) TAXES. The Company shall withhold from any cash bonus paid pursuant to this Section 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.]

     [11. PERFORMANCE UNITS. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders' equity, return on invested capital and such other goals as the Board of Directors may establish. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.]

     9. PERFORMANCE-BASED AWARDS. THE BOARD OF DIRECTORS MAY GRANT AWARDS
     --------------------------------------------------------------------
INTENDED TO QUALIFY AS QUALIFIED PERFORMANCE-BASED COMPENSATION UNDER SECTION
-----------------------------------------------------------------------------
162(m) OF THE CODE AND THE REGULATIONS THEREUNDER ("PERFORMANCE-BASED AWARDS").
-------------------------------------------------------------------------------
PERFORMANCE-BASED AWARDS SHALL BE DENOMINATED AT THE TIME OF GRANT EITHER IN
----------------------------------------------------------------------------
COMMON STOCK ("STOCK PERFORMANCE AWARDS") OR IN DOLLAR AMOUNTS ("DOLLAR
-----------------------------------------------------------------------
PERFORMANCE AWARDS"). PAYMENT UNDER A STOCK PERFORMANCE AWARD OR A DOLLAR
-------------------------------------------------------------------------
PERFORMANCE AWARD SHALL BE MADE, AT THE DISCRETION OF THE BOARD OF DIRECTORS, IN
--------------------------------------------------------------------------------
COMMON STOCK ("PERFORMANCE SHARES"), OR IN CASH OR IN ANY COMBINATION THEREOF.
------------------------------------------------------------------------------
PERFORMANCE-BASED AWARDS SHALL BE SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:
--------------------------------------------------------------------------------

        9.1  AWARD PERIOD. THE BOARD OF DIRECTORS SHALL DETERMINE THE PERIOD OF
        -----------------------------------------------------------------------
TIME FOR WHICH A PERFORMANCE-BASED AWARD IS MADE (THE "AWARD PERIOD").
----------------------------------------------------------------------

        9.2  PERFORMANCE GOALS AND PAYMENT. THE BOARD OF DIRECTORS SHALL
        ----------------------------------------------------------------
ESTABLISH IN WRITING OBJECTIVES ("PERFORMANCE GOALS") THAT MUST BE MET BY THE
-----------------------------------------------------------------------------
COMPANY OR ANY SUBSIDIARY, DIVISION OR OTHER UNIT OF THE COMPANY ("BUSINESS
---------------------------------------------------------------------------
UNIT") DURING THE AWARD PERIOD AS A CONDITION TO PAYMENT BEING MADE UNDER THE
-----------------------------------------------------------------------------
PERFORMANCE-BASED AWARD. THE PERFORMANCE GOALS FOR EACH AWARD SHALL BE ONE OR
-----------------------------------------------------------------------------
MORE TARGETED LEVELS OF PERFORMANCE WITH RESPECT TO ONE OR MORE OF THE FOLLOWING
--------------------------------------------------------------------------------
OBJECTIVE MEASURES WITH RESPECT TO THE COMPANY OR ANY BUSINESS UNIT: EARNINGS,
------------------------------------------------------------------------------
EARNINGS PER SHARE, STOCK PRICE INCREASE, TOTAL SHAREHOLDER RETURN (STOCK PRICE
-------------------------------------------------------------------------------
INCREASE PLUS DIVIDENDS), RETURN ON EQUITY, RETURN ON ASSETS, RETURN ON CAPITAL,
--------------------------------------------------------------------------------
ECONOMIC VALUE ADDED, REVENUES, OPERATING INCOME, INVENTORIES, INVENTORY TURNS,
-------------------------------------------------------------------------------
CASH FLOWS OR ANY OF THE FOREGOING BEFORE THE EFFECT OF ACQUISITIONS,
---------------------------------------------------------------------
DIVESTITURES, ACCOUNTING CHANGES, AND RESTRUCTURING AND SPECIAL CHARGES
-----------------------------------------------------------------------
(DETERMINED ACCORDING TO CRITERIA ESTABLISHED BY THE BOARD OF DIRECTORS). THE
-----------------------------------------------------------------------------
BOARD OF DIRECTORS SHALL ALSO ESTABLISH THE NUMBER OF PERFORMANCE SHARES OR THE
-------------------------------------------------------------------------------
AMOUNT OF CASH PAYMENT TO BE MADE UNDER A PERFORMANCE-BASED AWARD IF THE
------------------------------------------------------------------------
PERFORMANCE GOALS ARE MET OR EXCEEDED, INCLUDING THE FIXING OF A MAXIMUM PAYMENT
--------------------------------------------------------------------------------
(SUBJECT TO SECTION 9.4). THE BOARD OF DIRECTORS MAY ESTABLISH OTHER
--------------------------------------------------------------------
RESTRICTIONS TO PAYMENT UNDER A PERFORMANCE-BASED AWARD, SUCH AS A CONTINUED
----------------------------------------------------------------------------
EMPLOYMENT REQUIREMENT, IN ADDITION TO SATISFACTION OF THE PERFORMANCE GOALS.
-----------------------------------------------------------------------------
SOME OR ALL OF THE PERFORMANCE SHARES MAY BE ISSUED AT THE TIME OF THE AWARD AS
-------------------------------------------------------------------------------
RESTRICTED SHARES SUBJECT TO FORFEITURE IN WHOLE OR IN PART IF PERFORMANCE GOALS
--------------------------------------------------------------------------------
OR, IF APPLICABLE, OTHER RESTRICTIONS ARE NOT SATISFIED.
--------------------------------------------------------

        9.4  MAXIMUM AWARDS. NO PARTICIPANT MAY RECEIVE IN ANY FISCAL YEAR STOCK
        ------------------------------------------------------------------------
PERFORMANCE AWARDS UNDER WHICH THE AGGREGATE AMOUNT PAYABLE UNDER THE AWARDS
----------------------------------------------------------------------------
EXCEEDS THE EQUIVALENT OF 100,000 SHARES OF COMMON STOCK OR DOLLAR PERFORMANCE
------------------------------------------------------------------------------
AWARDS UNDER WHICH THE AGGREGATE AMOUNT PAYABLE UNDER THE AWARDS EXCEEDS
------------------------------------------------------------------------
$3,000,000.
-----------

        9.5  TAX WITHHOLDING. EACH PARTICIPANT WHO HAS RECEIVED PERFORMANCE
        -------------------------------------------------------------------
SHARES SHALL, UPON NOTIFICATION OF THE AMOUNT DUE, PAY TO THE COMPANY IN CASH OR
--------------------------------------------------------------------------------
BY CHECK AMOUNTS NECESSARY TO SATISFY ANY
-----------------------------------------

APPLICABLE FEDERAL, STATE AND LOCAL TAX WITHHOLDING REQUIREMENTS. IF THE
------------------------------------------------------------------------
PARTICIPANT FAILS TO PAY THE AMOUNT DEMANDED, THE COMPANY OR THE EMPLOYER MAY
-----------------------------------------------------------------------------
WITHHOLD THAT AMOUNT FROM OTHER AMOUNTS PAYABLE TO THE PARTICIPANT, INCLUDING
-----------------------------------------------------------------------------
SALARY, SUBJECT TO APPLICABLE LAW. WITH THE CONSENT OF THE BOARD OF DIRECTORS, A
--------------------------------------------------------------------------------
PARTICIPANT MAY SATISFY THIS OBLIGATION, IN WHOLE OR IN PART, BY INSTRUCTING THE
--------------------------------------------------------------------------------
COMPANY TO WITHHOLD FROM ANY SHARES TO BE ISSUED OR BY DELIVERING TO THE COMPANY
--------------------------------------------------------------------------------
OTHER SHARES OF COMMON STOCK; PROVIDED, HOWEVER, THAT THE NUMBER OF SHARES SO
-----------------------------------------------------------------------------
DELIVERED OR WITHHELD SHALL NOT EXCEED THE MINIMUM AMOUNT NECESSARY TO SATISFY
------------------------------------------------------------------------------
THE REQUIRED WITHHOLDING OBLIGATION.
------------------------------------

        9.6  EFFECT ON SHARES AVAILABLE. THE PAYMENT OF A PERFORMANCE-BASED
        -------------------------------------------------------------------
AWARD IN CASH SHALL NOT REDUCE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
--------------------------------------------------------------------------------
ISSUANCE UNDER THE PLAN. THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
--------------------------------------------------------------------------
ISSUANCE UNDER THE PLAN SHALL BE REDUCED BY THE NUMBER OF SHARES ISSUED UPON
----------------------------------------------------------------------------
PAYMENT OF AN AWARD, LESS THE NUMBER OF SHARES DELIVERED OR WITHHELD TO SATISFY
-------------------------------------------------------------------------------
WITHHOLDING OBLIGATIONS.
------------------------

     10. CHANGES IN CAPITAL STRUCTURE.
     ---

        [(a)] 10.1  STOCK SPLITS; STOCK DIVIDENDS. If the outstanding Common
              ----
Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan AND IN ALL OTHER SHARE AMOUNTS SET FORTH IN THE PLAN. In
                      ----------------------------------------------------
addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

        [(b)] 10.2  MERGERS, REORGANIZATIONS, ETC. In the event of a merger,
              ----
consolidation, plan of exchange, acquisition of property or stock, [separation] SPLIT-UP, SPLIT-OFF, SPIN-OFF, reorganization or liquidation to which the
-----------------------------
Company is a party or [a sale of all] ANY SALE, LEASE, EXCHANGE OR OTHER
                                      ----------------------------------
TRANSFER (IN ONE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS) OF ALL, or
-------------------------------------------------------------------------
substantially all, of the Company's assets (each, a "Transaction"), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

           [(i)] 10.2-1  Outstanding options shall remain in effect in
                 ------
accordance with their terms.

           [(ii)] 10.2-2  Outstanding options shall be converted into options to
                  ------
purchase stock in [the corporation that is] ONE OR MORE OF THE CORPORATIONS,
                                            --------------------------------
INCLUDING THE COMPANY, THAT ARE the surviving or acquiring [corporation]
-------------------------------
CORPORATIONS in the Transaction. The amount, type of securities subject thereto
------------
and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be [issued to] HELD BY
                                               ---                   -------
holders of shares of the Company FOLLOWING THE TRANSACTION. Unless otherwise
                                 -------------------------
determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

           [(iii)] 10.2-3  The Board of Directors shall provide a [30 day]
                   ------
period OF 30 DAYS OR LESS before the consummation of the Transaction during
       ------------------
which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that [30 day] period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that [30 day] period.

        [(c)] 10.3  DISSOLUTION OF THE COMPANY. In the event of the dissolution
              ----
of the Company, options shall be treated in accordance with Section [12(b)(iii)] 10.2-3.
------

        [(d)] 10.4  RIGHTS ISSUED BY ANOTHER CORPORATION. The Board of Directors
              ----
may also grant options, [stock appreciation rights, performance units,] AND
                                                                        ---
stock bonuses and [cash bonuses] PERFORMANCE-BASED AWARDS and issue restricted
                                 ------------------------
stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, [stock appreciation rights,] stock bonuses, [cash bonuses,] PERFORMANCE-BASED
                                                            -----------------
AWARDS AND restricted stock [and performance units] granted, awarded or issued
----------
by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

     [13.] 11. AMENDMENT OF THE PLAN. The Board of Directors may at any time,
           ---              ---
[and from time to time,] modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in [Sections 6(a)(iv), 9, 10 and 12]
SECTION 10, however, no change in an award already granted shall be made without
----------
the written consent of the holder of [such award.] THE AWARD IF THE CHANGE WOULD
                                                   -----------------------------
ADVERSELY AFFECT THE HOLDER.
----------------------------

     [14] 12. APPROVALS. The Company's obligations under the Plan are subject to
          ---
the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

     [15] 13. EMPLOYMENT AND SERVICE RIGHTS. Nothing in the Plan or any award
          ---
pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of [the Company] AN EMPLOYER or interfere in any way
                                             -----------
with the [Company's] EMPLOYER'S right to terminate such employee's employment AT
                     ----------                                               --
WILL at any time, for any reason, with or without cause, or to decrease such
----
employee's compensation or benefits, or (ii) confer upon any person engaged by [the Company] AN EMPLOYER any right to be retained or employed by the [Company]
              -----------
EMPLOYER or to the continuation, extension, renewal or modification of any
--------
compensation, contract or arrangement with or by the [Company] EMPLOYER.
                                                               --------

     [16] 14. RIGHTS AS A SHAREHOLDER. The recipient of any award under the Plan
          ---
shall have no rights as a shareholder with respect to any Common Stock until the date [of issue to] the recipient [of a stock certificate for] BECOMES THE HOLDER
                                                              ------------------
OF RECORD OF those shares. Except as otherwise expressly provided in the Plan,
------------
no adjustment shall be made for dividends or other rights for which the record date occurs before the date [such stock certificate is issued.] THE RECIPIENT
                                                                -------------
BECOMES THE HOLDER OF RECORD.
----------------------------

Adopted March 12, 1997

PROXY


                           COLUMBIA SPORTSWEAR COMPANY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 17, 2001

The undersigned hereby appoints Timothy P. Boyle, Patrick D. Anderson and Carl
K. Davis, and each of them, proxies with full power of substitution, to vote in behalf of the undersigned at the Annual Meeting of Shareholders of Columbia Sportswear Company on May 17, 2001, and at any adjournment thereof, all shares of the undersigned in Columbia Sportswear Company. The proxies are instructed to vote as follows:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS, IF GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THEY WILL BE VOTED FOR THE DIRECTORS AND FOR AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

                  PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY



--------------------------------------------------------------------------------
                            + FOLD AND DETACH HERE +

                                                          Please mark      [X]
                                                          your votes
                                                          as in this
                                                           example.


        (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 AND ITEM 2.)


1. Election of Directors                          FOR           WITHHELD
                                                  [ ]              [ ]

   NOMINEES:
   Gertrude Boyle, Timothy P. Boyle, Sarah Bany, Murrey R. Albers, Edward S. George, Walter T. Klenz and John Stanton

For, except vote withheld from the following nominee(s):

________________________________________________________



2. Approval of amendments to the 1997             FOR      AGAINST      ABSTAIN
   Stock Incentive Plan.                          [ ]       [ ]          [ ]


To facilitate meeting arrangements, please        [ ]
check here if you plan to attend the meeting in person.



Signature(s)_____________________________________________Date___________________
NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. Please mark, date, sign and return proxy card promptly. Receipt is acknowledged of the notice and proxy statement relating to this meeting.
--------------------------------------------------------------------------------
                            + FOLD AND DETACH HERE +